UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 16, 2024

AT&T INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-08610	43-1301883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

208 S. Akard St., Dallas, Texas	75202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (210) 821-4105

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares (Par Value $1.00 Per Share)	T	New York Stock Exchange
Depositary Shares, each representing a 1/1000th interest in a share of 5.000% Perpetual Preferred Stock, Series A	T PRA	New York Stock Exchange
Depositary Shares, each representing a 1/1000th interest in a share of 4.750% Perpetual Preferred Stock, Series C	T PRC	New York Stock Exchange
AT&T Inc. 2.400% Global Notes due March 15, 2024	T 24A	New York Stock Exchange
AT&T Inc. Floating Rate Global Notes due March 6, 2025	T 25A	New York Stock Exchange
AT&T Inc. 3.550% Global Notes due November 18, 2025	T 25B	New York Stock Exchange
AT&T Inc. 3.500% Global Notes due December 17, 2025	T 25	New York Stock Exchange
AT&T Inc. 0.250% Global Notes due March 4, 2026	T 26E	New York Stock Exchange
AT&T Inc. 1.800% Global Notes due September 5, 2026	T 26D	New York Stock Exchange
AT&T Inc. 2.900% Global Notes due December 4, 2026	T 26A	New York Stock Exchange
AT&T Inc. 1.600% Global Notes due May 19, 2028	T 28C	New York Stock Exchange
AT&T Inc. 2.350% Global Notes due September 5, 2029	T 29D	New York Stock Exchange
AT&T Inc. 4.375% Global Notes due September 14, 2029	T 29B	New York Stock Exchange
AT&T Inc. 2.600% Global Notes due December 17, 2029	T 29A	New York Stock Exchange
AT&T Inc. 0.800% Global Notes due March 4, 2030	T 30B	New York Stock Exchange
AT&T Inc. 3.950% Global Notes due April 30, 2031	T 31F	New York Stock Exchange
AT&T Inc. 2.050% Global Notes due May 19, 2032	T 32A	New York Stock Exchange
AT&T Inc. 3.550% Global Notes due December 17, 2032	T 32	New York Stock Exchange
AT&T Inc. 5.200% Global Notes due November 18, 2033	T 33	New York Stock Exchange
AT&T Inc. 3.375% Global Notes due March 15, 2034	T 34	New York Stock Exchange
AT&T Inc. 4.300% Global Notes due November 18, 2034	T 34C	New York Stock Exchange
AT&T Inc. 2.450% Global Notes due March 15, 2035	T 35	New York Stock Exchange
AT&T Inc. 3.150% Global Notes due September 4, 2036	T 36A	New York Stock Exchange
AT&T Inc. 2.600% Global Notes due May 19, 2038	T 38C	New York Stock Exchange
AT&T Inc. 1.800% Global Notes due September 14, 2039	T 39B	New York Stock Exchange
AT&T Inc. 7.000% Global Notes due April 30, 2040	T 40	New York Stock Exchange
AT&T Inc. 4.250% Global Notes due June 1, 2043	T 43	New York Stock Exchange
AT&T Inc. 4.875% Global Notes due June 1, 2044	T 44	New York Stock Exchange
AT&T Inc. 4.000% Global Notes due June 1, 2049	T 49A	New York Stock Exchange
AT&T Inc. 4.250% Global Notes due March 1, 2050	T 50	New York Stock Exchange
AT&T Inc. 3.750% Global Notes due September 1, 2050	T 50A	New York Stock Exchange
AT&T Inc. 5.350% Global Notes due November 1, 2066	TBB	New York Stock Exchange
AT&T Inc. 5.625% Global Notes due August 1, 2067	TBC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	Submission of Matters to a Vote of Security Holders

Annual Meeting of Stockholders

The 2024 Annual Meeting of the stockholders of AT&T Inc. was held virtually on May 16, 2024. Stockholders representing 5,235,636,194 shares, or 72.99%, of the 7,173,434,903 common shares outstanding as of the March 18, 2024 record date, attended the meeting, or were represented by proxy. Final voting results are shown below.

Each matter was determined by a majority of votes cast, except that the advisory approval of executive compensation was a non-binding proposal.

Election of Directors

The following Directors were elected by the affirmative vote of a majority of the votes cast.

	Votes Cast For		Votes Cast Against
Nominee for Director	Number	% of Votes Cast	Number	% of Votes Cast	Abstain	Broker Non-Votes
Scott T. Ford	3,728,169,501	97.60%	91,502,091	2.40%	95,550,829	1,320,409,493
Glenn H. Hutchins	3,394,858,086	93.29%	244,276,606	6.71%	276,091,822	1,320,409,493
William E. Kennard	3,695,292,840	97.42%	97,905,438	2.58%	122,022,569	1,320,409,493
Stephen J. Luczo	3,845,412,817	98.73%	49,275,223	1.27%	20,534,244	1,320,409,493
Marissa A. Mayer	3,843,909,354	98.59%	54,982,428	1.41%	16,330,382	1,320,409,493
Michael B. McCallister	3,726,936,257	97.59%	91,862,344	2.41%	96,427,621	1,320,409,493
Beth E. Mooney	3,663,490,372	96.68%	125,928,624	3.32%	125,803,425	1,320,409,493
Matthew K. Rose	3,724,846,213	97.69%	87,949,381	2.31%	102,430,978	1,320,409,493
John T. Stankey	3,825,831,879	98.54%	56,611,507	1.46%	32,781,676	1,320,409,493
Cynthia B. Taylor	3,810,982,262	98.52%	57,323,839	1.48%	46,916,320	1,320,409,493
Luis A. Ubiñas	3,686,872,721	97.33%	101,275,444	2.67%	127,078,074	1,320,409,493

Proposals Submitted by Board of Directors

The ratification of the appointment of Independent Auditors received the affirmative vote of a majority of the votes cast and was passed. The advisory approval of executive compensation also received the affirmative vote of a majority of the votes cast in a non-binding vote.

	Votes Cast For		Votes Cast Against
Proposal	Number	% of Votes Cast	Number	% of Votes Cast	Abstain	Broker Non-Votes
Ratification of appointment of Independent Auditors	4,950,472,900	94.95%	263,037,301	5.05%	22,105,642	0
Advisory approval of executive compensation	3,502,972,766	90.27%	377,425,911	9.73%	34,824,006	1,320,409,493

Proposals Submitted by Stockholders

The following proposals failed to receive the affirmative vote of the majority of votes cast and were defeated.

	Votes Cast For		Votes Cast Against
Proposals	Number	% of Votes Cast	Number	% of Votes Cast	Abstain	Broker Non-Votes
Independent Board Chairman	746,399,709	19.20%	3,141,669,686	80.80%	27,156,812	1,320,409,493
Improve Clawback Policy for Unearned Pay for Each NEO	371,607,582	9.65%	3,478,958,878	90.35%	64,650,909	1,320,409,493
Report on Respecting Workforce Civil Liberties	90,119,198	2.36%	3,735,548,745	97.64%	89,558,685	1,320,409,493

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT&T INC.

Date: May 21, 2024	By:	/s/ Stacey Maris
Stacey Maris
Senior Vice President, Secretary and Chief Privacy Officer